Exhibit 32.1

QUEPASA CORPORATION AND SUBSIDIARIES

Certification Pursuant to 18 U.S.C. Section 1350, As Adopted

Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

I, Jeffrey Peterson, the Chairman and Chief Executive Officer of Quepasa Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1)	the Quarterly Report on Form 10-QSB of the Company for the fiscal quarter ended June 30, 2005 (the “Report”) fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 15, 2005	/s/ Jeffrey Peterson
	Name:	Jeffrey Peterson
	Title:	Chairman and Chief Executive Officer